     As filed with the Securities and Exchange Commission on June 4, 2003.

                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                         CORE MOLDING TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                                  31-1481870
(State or other jurisdiction                              (I.R.S. Employer
of Incorporation or organization)                         Identification Number)

                      800 Manor Park Drive, P.O. Box 28183
                            Columbus, Ohio 43228-0183
                     (Address of Principal Executive Office)

                         CORE MOLDING TECHNOLOGIES, INC.
              AMENDED AND RESTATED LONG-TERM EQUITY INCENTIVE PLAN

                               HERMAN F. DICK, JR.
                       c/o CORE MOLDING TECHNOLOGIES, INC.
                      800 Manor Park Drive, P.O. Box 28183
                            Columbus, Ohio 43228-0183
                                 (614) 870-5000
            (Name, address, including ZIP Code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                      CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                                                Proposed Maximum      Proposed Maximum
Title of each Class of Securities to be        Amount to be    Offering Price Per    Aggregate Offering        Amount of
               Registered                       Registered          Share(1)               Price(1)        Registration Fee
----------------------------------------------------------------------------------------------------------------------------
Common Stock                                     1,500,000        $   1.975              $ 2,962,500           $   239.67
============================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h)(1) and calculated on the basis of the average of the high and low sales prices of the shares of Common Stock on June 2, 2003, as reported by the American Stock Exchange.

            STATEMENT PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

         This Registration Statement relates to the Core Molding Technologies, Inc. Amended and Restated Long-Term Equity Incentive Plan that, among other things, increased the number of shares of common stock, $0.01 par value per share, of the Registrant ("Common Stock") authorized to be issued thereunder from 1,500,000 to 3,000,000. The contents of the Registrant's Registration Statement on Form S-8 with respect to its Core Molding Technologies, Inc. Long-Term Equity Incentive Plan, Registration No. 333-29203, filed with the Securities and Exchange Commission on June 13, 1997, are hereby incorporated herein by reference pursuant to General Instruction E to Form S-8. Also pursuant to General Instruction E to Form S-8, the filing fee is being paid only with respect to the 1,500,000 shares of Common Stock not previously registered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, as of June 4, 2003.

                                        CORE MOLDING TECHNOLOGIES, INC.

                                        By:  /s/ Herman F. Dick, Jr.
                                             -----------------------
                                           Herman F. Dick, Jr.
                                           Treasurer and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below as of the 4th day of June, 2003 by the following persons in the capacities indicated.

        Signature                                  Title

   *                               Chairman of the Board of Directors
------------------------------
   Malcolm M. Prine

   /s/ James L. Simonton           President, Chief Executive Officer and
------------------------------     Director (principal executive officer)
   James L. Simonton

   /s/ Herman F. Dick, Jr.         Treasurer and Chief Financial Officer
------------------------------     (principal financial and accounting officer)
   Herman F. Dick, Jr.

   *                               Director
------------------------------
   Thomas R. Celliti

   *                               Director
------------------------------
   James F. Crowley

   *                               Director
------------------------------
   Ralph O. Hellmold

   *                               Director
------------------------------
   Thomas M. Hough

*By:  /s/ Herman F. Dick
      -----------------------------
          Herman F. Dick,
          Attorney-in-Fact

                               INDEX TO EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:

EXHIBIT NO.                      DESCRIPTION                                     PAGE NO.
-----------                      -----------                                     --------
    4.1         Certificate of Incorporation of Registrant as   Incorporated by reference to Exhibit 4(a)
                filed with the Secretary of State of Delaware   of Registration Statement on Form S-8
                on October 8, 1996                              (Registration No. 333-29203)

    4.2         Certificate of Amendment of Certificate of      Incorporated by reference to Exhibit 4(b)
                Incorporation of Registrant as filed with the   of Registration Statement on Form S-8
                Secretary of State of Delaware on November 6,   (Registration No. 333-29203)
                1996

    4.3         Certificate of Incorporation of Registrant,     Incorporated by reference to Exhibit 4(c)
                reflecting amendments through November 6,       of Registration Statement on Form S-8
                1996 (for purposes of compliance with           (Registration No. 333-29203)
                Securities and Exchange Commission filing
                requirements only)

    4.4         Certificate of Amendment of Certificate of      Incorporated by reference to Exhibit
                Incorporation, as filed with the Secretary of   4(a)(4) of Registrant's Form 10-Q (filed
                State of Delaware on August 28, 2002            November 14, 2002)

    4.5         By-Laws of Registrant                           Incorporated by reference to Exhibit 3-C
                                                                to Registrant's Registration Statement on
                                                                Form S-4 (filed November 8, 1996, SEC
                                                                Registration No. 333-15809)

    4.6         2002 Core Molding Technologies, Inc. Amended    Page 5
                and Restated Long-Term Equity Incentive Plan

     5          Opinion and consent of legal counsel re         Page 24
                legality of securities.

   23.1         Consent of Deloitte & Touche LLP, Independent   Page 25
                Auditors to Registrant

   23.2         Consent of Squire, Sanders & Dempsey L.L.P.,    Filed as part of Exhibit 5
                Counsel to Registrant

    24          Powers of Attorney                              Page 26

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